Exhibit 99.1

Newmont Reports 2017 Reserves and Resources; Reserve Additions Replace Depletion, Resources Increase

DENVER--(BUSINESS WIRE)--February 21, 2018--Newmont Mining Corporation (NYSE: NEM) (Newmont or the Company) reported gold reserves of 68.5 million attributable ounces for 2017, unchanged from 2016 as additions and revisions fully replaced depletion at a constant gold price, and increased gold resources1 to 48.2 million ounces.

The Company added 6.4 million ounces of gold reserves, 4.4 million ounces through exploration and projects and 2.0 million ounces through revisions and acquisitions. Newmont reported 5.3 million ounces of attributable mine production in 2017 resulting in 6.4 million contained ounces of reserve depletion.

Notable additions and revisions for the year include 1.8 million ounces at Boddington, 0.8 million ounces each at Carlin Underground and Cripple Creek & Victor, 0.7 million equity ounces at Turquoise Ridge, 0.6 million ounces at Ahafo Open Pits and 0.4 million ounces at Tanami. These improvements demonstrate a strengthened reserve base across the portfolio.

Gold reserve grades decreased five percent to 1.14 grams per tonne compared to 1.20 grams per tonne in the prior year, largely due to the conversion of lower grade ounces at Boddington and Cripple Creek & Victor.

Gold resources increased to 48.2 million ounces, up one percent from the prior year and offsetting the conversion of resource ounces to reserves. The Company added 6.9 million ounces of gold resource through exploration and studies at a constant gold price and 0.7 million ounces through acquisitions which more than offset the conversion of 7.2 million ounces to reserves.

Notable resource additions include first-time declarations at Akyem Underground of 1.3 million ounces and Sabajo (Merian) of 0.6 million equity ounces, 0.9 million ounces at Tanami, 0.7 million ounces at Turquoise Ridge and further additions of 0.5 million ounces each at Yanacocha, Boddington, Carlin Open Pit, Carlin Underground and Ahafo Underground.

Resource grades improved seven percent to 0.92 grams per tonne compared to 0.86 grams per tonne in the prior year, largely due to higher grade underground additions at Akyem, Carlin, Ahafo and Turquoise Ridge, and the conversion of lower grade resource ounces to reserves at Boddington and Cripple Creek & Victor.

The Company reported attributable Measured and Indicated2 gold resources of 34.3 million ounces, up two percent from the prior year, and 14.0 million ounces of attributable Inferred gold resources, unchanged from the prior year.

Copper

The Company increased copper reserves by seven percent to 1.2 million tonnes and copper resources1 were largely unchanged at 2.3 million tonnes.

Exploration Outlook

Newmont’s total attributable exploration expenditure3 is expected to increase to approximately $230 million in 2018 with about 70 percent allocated to just-in-time delivery of the highest margin reserves and resources and the remaining 30 percent allocated to greenfields, brownfields and innovation programs. Geographically, the Company expects to spend about 39 percent of this amount in North America, 20 percent in Australia and the remainder in South America, Africa and other locations.

Gold Reserve Sensitivity

A $100 increase in gold price would result in an approximate seven percent increase in gold reserves while a $100 decrease in gold price would result in an approximate eight percent decrease in gold reserves. These sensitivities assume an oil price of $55 per barrel (WTI) and an Australian dollar exchange rate of $0.75.

For additional details on Newmont’s reported Gold, Copper and Silver Mineral Reserves and Resources, please refer to the tables at the end of this release.

Key Assumptions:

	Years Ended December 31,
	2017	2016
Gold Reserves (US$/oz)	$1,200	$1,200
Gold Resources (US$/oz)	$1,400	$1,400
Copper Reserves (US$/lb)	$2.50	$2.50
Copper Resources (US$/lb)	$3.25	$3.00
Australian Dollar (A$:US$)	$0.75	$0.75
West Texas Intermediate (US$/bbl)	$55	$55

[1]	Resources include measured, indicated and inferred resources; see cautionary statement at the end of this release regarding reserves and resources.
[2]	Totals may not sum due to rounding; see Attributable Gold Mineral Resources tables at the end of this release.
[3]	Includes capitalized and expensed exploration.

Reserve and Resource Tables

Proven and Probable reserves are based on extensive drilling, sampling, mine modeling and metallurgical testing from which we determine economic feasibility. Metal price assumptions follow SEC guidance not to exceed a three year trailing average. The price sensitivity of reserves depends upon several factors including grade, metallurgical recovery, operating cost, waste-to-ore ratio and ore type. Metallurgical recovery rates vary depending on the metallurgical properties of each deposit and the production process used. The reserve tables included in this release list the average metallurgical recovery rate for each deposit, which takes into account the assumed processing methods. The cut-off grade, or lowest grade of material considered economic to process, varies with material type, price, metallurgical recoveries, operating costs and co- or by-product credits. The Proven and Probable reserve figures presented herein are estimates based on information available at the time of calculation. No assurance can be given that the indicated levels of recovery of gold and copper will be realized. Ounces of gold and silver or pounds of copper included in the proven and probable reserves are those contained prior to losses during metallurgical treatment. Reserve estimates may require revision based on actual production. Market fluctuations in the price of gold or copper, as well as increased production costs or reduced metallurgical recovery rates, could render certain proven and probable reserves containing relatively lower grades of mineralization uneconomic to exploit and might result in a reduction of reserves.

The Measured, Indicated and Inferred resource figures presented herein are estimates based on information available at the time of calculation and are exclusive of reserves. A “Mineral Resource” is a concentration or occurrence of solid material of economic interest in or on the Earth’s crust in such form, grade, or quality and quantity that there are reasonable prospects for eventual economic extraction. The location, quantity, grade or quality, continuity and other geological characteristics of a Mineral Resource are known, estimated or interpreted from specific geological evidence and knowledge, including sampling. Mineral Resources are sub-divided, in order of increasing geological confidence, into Inferred, Indicated and Measured categories. Ounces of gold and silver or pounds of copper included in the Measured, Indicated and Inferred resources are those contained prior to losses during metallurgical treatment. Market fluctuations in the price of gold and copper, as well as increased production costs or reduced metallurgical recovery rates, could change future estimates of resources. Please refer to the reserves and resources cautionary statement at the end of the release.

We publish reserves and resources annually, and will recalculate reserves and resources at year-end 2018, taking into account metal prices, changes, if any, in future production and capital costs, mine designs, model changes, divestments and depletion as well as any acquisitions and additions during 2018.

Attributable Proven, Probable, and Combined Gold Reserves(1), U.S. Units
		December 31, 2017										December 31, 2016
		Proven Reserves			Probable Reserves			Proven and Probable Reserves				Proven + Probable Reserves
	Newmont	Tonnage(2)	Grade	Gold(3)	Tonnage(2)	Grade	Gold(3)	Tonnage(2)	Grade	Gold(3)	Metallurgical	Tonnage(2)	Grade	Gold(3)
Deposits/Districts by Reporting Unit	Share	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	Recovery(3)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Carlin Open Pits(4)	100%	2,900	0.107	310	255,100	0.031	8,030	258,000	0.032	8,340	59%	255,300	0.033	8,500
Carlin Stockpiles(5)	100%	18,900	0.062	1,180	—	—	—	18,900	0.062	1,180	84%	21,200	0.063	1,330
Carlin Underground(6)	100%	12,000	0.297	3,550	6,400	0.278	1,760	18,400	0.291	5,310	84%	18,600	0.278	5,170
Total Carlin, Nevada		33,800	0.149	5,040	261,500	0.037	9,790	295,300	0.050	14,830	70%	295,100	0.051	15,000
Phoenix(7)	100%	6,200	0.023	140	243,700	0.016	3,890	249,900	0.016	4,030	74%	256,600	0.017	4,340
Lone Tree	100%	3,700	0.007	20	—	—	—	3,700	0.007	20	39%	3,800	0.011	40
Total Phoenix, Nevada		9,900	0.016	160	243,700	0.016	3,890	253,600	0.016	4,050	74%	260,400	0.017	4,380
Turquoise Ridge(8)	25%	2,600	0.455	1,200	1,800	0.452	780	4,400	0.454	1,980	92%	2,900	0.455	1,340
Twin Creeks(9)	100%	4,200	0.033	140	27,700	0.045	1,260	31,900	0.044	1,400	75%	29,900	0.053	1,590
Twin Creeks Stockpiles(5)	100%	31,900	0.063	2,010	—	—	—	31,900	0.063	2,010	72%	32,000	0.063	2,000
Total Twin Creeks, Nevada		38,700	0.087	3,350	29,500	0.069	2,040	68,200	0.079	5,390	80%	64,800	0.076	4,930
Long Canyon, Nevada(10)	100%	900	0.066	60	20,700	0.048	1,010	21,600	0.049	1,070	76%	19,200	0.061	1,170
CC&V(11)	100%	102,000	0.017	1,770	23,500	0.014	320	125,500	0.017	2,090	62%	90,400	0.021	1,870
CC&V Leach Pad(12)	100%	—	—	—	45,800	0.025	1,140	45,800	0.025	1,140	56%	48,500	0.025	1,210
CC&V Stockpiles(5)	100%	2,900	0.084	250	—	—	—	2,900	0.084	250	85%	2,800	0.112	310
Total CC&V, Colorado		104,900	0.019	2,020	69,300	0.021	1,460	174,200	0.020	3,480	62%	141,700	0.024	3,390
TOTAL NORTH AMERICA		188,200	0.057	10,630	624,700	0.029	18,190	812,900	0.035	28,820	75%	781,200	0.037	28,870
South America
Yanacocha Open Pits(13)	54.05%	12,500	0.022	270	80,500	0.018	1,450	93,000	0.018	1,720	70%	99,300	0.018	1,810
Yanacocha Leach Pad(12)	54.05%	6,300	0.022	130	—	—	—	6,300	0.022	130	73%	8,600	0.020	170
Yanacocha Stockpiles(5)	54.05%	5,100	0.042	220	—	—	—	5,100	0.042	220	56%	5,800	0.044	260
Total Yanacocha, Peru(22)		23,900	0.026	620	80,500	0.018	1,450	104,400	0.020	2,070	69%	113,700	0.020	2,240
Merian, Suriname(14)	75%	39,600	0.043	1,720	72,000	0.031	2,250	111,600	0.036	3,970	93%	116,800	0.037	4,290
TOTAL SOUTH AMERICA		63,500	0.037	2,340	152,500	0.024	3,700	216,000	0.028	6,040	83%	230,500	0.028	6,530
Australia
Boddington Open Pit(15)	100%	268,800	0.021	5,570	277,700	0.020	5,680	546,500	0.021	11,250	83%	467,600	0.022	10,300
Boddington Stockpiles(5)	100%	15,400	0.017	260	89,100	0.013	1,140	104,500	0.013	1,400	77%	99,600	0.013	1,340
Total Boddington, Western Australia		284,200	0.020	5,830	366,800	0.019	6,820	651,000	0.019	12,650	83%	567,200	0.021	11,640
Tanami, Northern Territory(16)	100%	10,000	0.172	1,740	16,400	0.162	2,670	26,400	0.166	4,410	98%	25,600	0.175	4,480
Kalgoorlie Open Pit and Underground(17)	50%	7,400	0.059	440	26,400	0.064	1,700	33,800	0.063	2,140	83%	40,200	0.063	2,530
Kalgoorlie Stockpiles(5)	50%	75,400	0.023	1,730	—	—	—	75,400	0.023	1,730	74%	70,100	0.023	1,610
Total Kalgoorlie, Western Australia		82,800	0.026	2,170	26,400	0.064	1,700	109,200	0.035	3,870	79%	110,300	0.038	4,140
TOTAL AUSTRALIA		377,000	0.026	9,740	409,600	0.027	11,190	786,600	0.027	20,930	84%	703,100	0.029	20,260
Africa
Ahafo South Open Pits(18)	100%	17,100	0.062	1,060	54,200	0.050	2,700	71,300	0.053	3,760	90%	64,500	0.054	3,500
Ahafo Underground(19)	100%	—	—	—	11,600	0.136	1,590	11,600	0.136	1,590	93%	11,700	0.131	1,530
Ahafo Stockpiles(5)	100%	41,300	0.028	1,160	—	—	—	41,300	0.028	1,160	87%	42,000	0.028	1,190
Total Ahafo South, Ghana		58,400	0.038	2,220	65,800	0.065	4,290	124,200	0.052	6,510	90%	118,200	0.053	6,220
Ahafo North, Ghana(20)	100%	—	—	—	48,000	0.070	3,350	48,000	0.070	3,350	91%	47,900	0.069	3,330
Akyem Open Pit(21)	100%	13,200	0.050	660	38,400	0.048	1,840	51,600	0.048	2,500	90%	60,700	0.047	2,880
Akyem Stockpiles(5)	100%	11,200	0.028	320	—	—	—	11,200	0.028	320	90%	10,800	0.035	370
Total, Akyem, Ghana		24,400	0.040	980	38,400	0.048	1,840	62,800	0.045	2,820	90%	71,500	0.045	3,250
TOTAL AFRICA		82,800	0.038	3,200	152,200	0.062	9,480	235,000	0.054	12,680	90%	237,600	0.054	12,800
TOTAL NEWMONT WORLDWIDE		711,500	0.036	25,910	1,339,000	0.032	42,560	2,050,500	0.033	68,470	81%	1,952,400	0.035	68,460

(1)	See cautionary statement regarding reserves and resources at end of release. 2017 and 2016 reserves were calculated at a gold price of $1,200, or A$1,600 per ounce unless otherwise noted.
(2)	Tonnages include allowances for losses resulting from mining methods. Tonnages are rounded to the nearest 100,000.
(3)	Ounces are estimates of metal contained in ore tonnages and do not include allowances for processing losses. Metallurgical recovery rates represent the estimated amount of metal to be recovered through metallurgical extraction processes. Ounces may not recalculate as they are rounded to the nearest 10,000.
(4)	Cut-off grades utilized in 2017 reserves were as follows: oxide leach material not less than 0.006 ounce per ton; oxide mill material not less than 0.015 ounce per ton; flotation material not less than 0.016 ounce per ton; and refractory mill material not less than 0.080 ounce per ton.
(5)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpile reserves are reported separately where ounces exceed 100,000 and are greater than 5% of the total site-reported reserves.
(6)	Cut-off grade utilized in 2017 reserves not less than 0.042 ounce per ton.
(7)	Gold cut-off grade varies with level of copper and silver credits.
(8)	Reserves estimates provided by Barrick as of February 5th 2018, the operator of the Turquoise Ridge joint venture.
(9)	Cut-off grades utilized in 2017 reserves were as follows: oxide leach material not less than 0.007 ounce per ton; oxide mill material not less than 0.019 ounce per ton; and refractory mill material not less than 0.038 ounce per ton.
(10)	Cut-off grade utilized in 2017 reserves not less than 0.007 ounce per ton.
(11)	Cut-off grades utilized in 2017 reserves were as follows: oxide mill material not less than 0.040 ounce per ton and leach material not less than 0.005 ounce per ton.
(12)	Leach pad material is the material on leach pads at the end of the year from which gold remains to be recovered. In-process reserves are reported separately where ounces exceed 100,000 and are greater than 5% of the total site-reported reserves.
(13)	Gold cut-off grades utilized in 2017 reserves were as follows: oxide leach material not less than 0.004 ounce per ton; and oxide mill material not less than 0.011 ounce per ton.
(14)	Cut-off grades utilized in 2017 reserves not less than 0.011 ounce per ton.
(15)	Gold cut-off grade varies with level of copper credits.
(16)	Cut-off grade utilized in 2017 reserves not less than 0.058 ounce per ton.
(17)	Cut-off grade utilized in 2017 insitu reserves not less than 0.026 ounce per ton.
(18)	Cut-off grade utilized in 2017 reserves not less than 0.016 ounce per ton.
(19)	Cut-off grade utilized in 2017 reserves not less than 0.076 ounce per ton.
(20)	Includes undeveloped reserves at six pits in the Ahafo trend totaling 3.4 million ounces. Cut-off grade utilized in 2017 reserves not less than 0.014 ounce per ton.
(21)	Cut-off grade utilized in 2017 reserves not less than 0.017 ounce per ton.
(22)	2016 Yanacocha ownership was 51.35%.

Attributable Proven, Probable, and Combined Gold Reserves(1), Metric Units
		December 31, 2017										December 31, 2016
		Proven Reserves			Probable Reserves			Proven and Probable Reserves				Proven + Probable Reserves
	Newmont	Tonnage(2)	Grade	Gold(3)	Tonnage(2)	Grade	Gold(3)	Tonnage(2)	Grade	Gold(3)	Metallurgical	Tonnage(2)	Grade	Gold(3)
Deposits/Districts by Reporting Unit	Share	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	Recovery(3)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Carlin Open Pits	100%	2,600	3.66	310	231,400	1.08	8,030	234,000	1.11	8,340	59%	231,600	1.14	8,500
Carlin Stockpiles(5)	100%	17,200	2.14	1,180	—	—	—	17,200	2.14	1,180	84%	19,200	2.14	1,330
Carlin Underground	100%	10,800	10.19	3,550	5,600	9.53	1,760	16,400	9.96	5,310	84%	16,900	9.53	5,170
Total Carlin, Nevada		30,600	5.12	5,040	237,000	1.28	9,790	267,600	1.72	14,830	70%	267,700	1.74	15,000
Phoenix	100%	5,600	0.77	140	221,000	0.55	3,890	226,600	0.55	4,030	74%	232,800	0.58	4,340
Lone Tree	100%	3,400	0.25	20	—	—	—	3,400	0.25	20	39%	3,400	0.41	40
Total Phoenix, Nevada		9,000	0.55	160	221,000	0.55	3,890	230,000	0.55	4,050	74%	236,200	0.58	4,380
Turquoise Ridge(8)	25%	2,400	15.61	1,200	1,500	15.48	780	3,900	15.56	1,980	92%	2,700	15.21	1,340
Twin Creeks	100%	3,800	1.15	140	25,100	1.56	1,260	28,900	1.51	1,400	75%	27,100	1.82	1,590
Twin Creeks Stockpiles(5)	100%	29,000	2.16	2,010	—	—	—	29,000	2.16	2,010	72%	29,000	2.15	2,000
Total Twin Creeks, Nevada		35,200	2.96	3,350	26,600	2.39	2,040	61,800	2.71	5,390	80%	58,800	2.62	4,930
Long Canyon, Nevada	100%	800	2.25	60	18,900	1.66	1,010	19,700	1.68	1,070	76%	17,500	2.10	1,170
CC&V	100%	92,600	0.60	1,770	21,400	0.48	320	114,000	0.57	2,090	62%	82,000	0.71	1,870
CC&V Stockpiles(5)	100%	2,700	2.89	250	—	—	—	2,700	2.89	250	85%	2,500	3.83	310
CC&V Leach Pad(12)	100%	—	—	—	41,500	0.86	1,140	41,500	0.86	1,140	56%	44,000	0.86	1,210
Total CC&V, Colorado		95,300	0.66	2,020	62,900	0.73	1,460	158,200	0.69	3,480	62%	128,500	0.82	3,390
TOTAL NORTH AMERICA		170,900	1.94	10,630	566,400	1.00	18,190	737,300	1.22	28,820	75%	708,700	1.27	28,870
South America
Yanacocha Open Pits	54.05%	11,200	0.74	270	73,000	0.62	1,450	84,200	0.63	1,720	70%	90,000	0.63	1,810
Yanacocha Stockpiles(5)	54.05%	4,700	1.44	220	—	—	—	4,700	1.44	220	56%	5,300	1.52	260
Yanacocha Leach Pad(12)	54.05%	5,700	0.75	130	—	—	—	5,700	0.75	130	73%	7,800	0.68	170
Total Yanacocha, Peru(22)		21,600	0.89	620	73,000	0.62	1,450	94,600	0.68	2,070	69%	103,100	0.68	2,240
Merian, Suriname	75%	35,900	1.49	1,720	65,300	1.08	2,250	101,200	1.22	3,970	93%	106,000	1.26	4,290
TOTAL SOUTH AMERICA		57,500	1.26	2,340	138,300	0.83	3,700	195,800	0.96	6,040	83%	209,100	0.97	6,530
Australia Pacific
Boddington Open Pit	100%	243,900	0.71	5,570	252,000	0.70	5,680	495,900	0.71	11,250	83%	424,200	0.76	10,300
Boddington Stockpiles(5)	100%	14,000	0.57	260	80,900	0.44	1,140	94,900	0.46	1,400	77%	90,400	0.46	1,340
Total Boddington, Western Australia		257,900	0.70	5,830	332,900	0.64	6,820	590,800	0.67	12,650	83%	514,600	0.70	11,640
Tanami, Northern Territory	100%	9,100	5.89	1,740	15,000	5.56	2,670	24,100	5.69	4,410	98%	23,200	6.00	4,480
Kalgoorlie Open Pit and Underground	50%	6,800	2.03	440	23,900	2.21	1,700	30,700	2.17	2,140	83%	36,500	2.16	2,530
Kalgoorlie Stockpiles(5)	50%	68,300	0.78	1,730	—	—	—	68,300	0.78	1,730	74%	63,600	0.79	1,610
Total Kalgoorlie, Western Australia		75,100	0.89	2,170	23,900	2.21	1,700	99,000	1.21	3,870	79%	100,100	1.29	4,140
TOTAL AUSTRALIA		342,100	0.88	9,740	371,800	0.94	11,190	713,900	0.91	20,930	84%	637,900	0.99	20,260
Africa
Ahafo South Open Pits	100%	15,600	2.13	1,060	49,300	1.71	2,700	64,900	1.81	3,760	90%	58,500	1.86	3,500
Ahafo Underground	100%	—	—	—	10,500	4.68	1,590	10,500	4.67	1,590	93%	10,600	4.50	1,530
Ahafo Stockpiles(5)	100%	37,600	0.95	1,160	—	—	—	37,600	0.95	1,160	87%	38,100	0.97	1,190
Total Ahafo South, Ghana		53,200	1.30	2,220	59,800	2.23	4,290	113,000	1.79	6,510	90%	107,200	1.80	6,220
Ahafo North, Ghana	100%	—	—	—	43,500	2.39	3,350	43,500	2.39	3,350	91%	43,500	2.38	3,330
Akyem Open Pit	100%	12,000	1.71	660	34,900	1.64	1,840	46,900	1.66	2,500	90%	55,000	1.63	2,880
Akyem Stockpiles(5)	100%	10,200	0.95	320	—	—	—	10,200	0.95	320	90%	9,800	1.19	370
Total, Akyem, Ghana		22,200	1.36	980	34,900	1.64	1,840	57,100	1.53	2,820	90%	64,800	1.56	3,250
TOTAL AFRICA		75,400	1.31	3,200	138,200	2.13	9,480	213,600	1.84	12,680	90%	215,500	1.85	12,800
TOTAL NEWMONT WORLDWIDE		645,900	1.25	25,910	1,214,700	1.09	42,560	1,860,600	1.14	68,470	81%	1,771,200	1.20	68,460

See Footnotes under Gold Reserves U.S. units table. Note that cut off grades in such footnotes are represented in U.S. units

Attributable Gold Mineral Resources(1)(2) — December 31, 2017, U.S. Units
		Gold Measured Resource			Gold Indicated Resource			Gold Measured + Indicated Resource(3)			Gold Inferred Resource
	Newmont	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au
Deposits/Districts	Share	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Carlin Trend Open Pit	100%	2,200	0.096	210	89,200	0.040	3,530	91,400	0.041	3,740	14,500	0.027	400
Carlin Trend Underground	100%	800	0.199	160	1,800	0.220	420	2,600	0.214	580	2,700	0.276	710
Total Carlin, Nevada		3,000	0.123	370	91,000	0.043	3,950	94,000	0.046	4,320	17,200	0.065	1,110
Phoenix	100%	2,300	0.011	30	210,800	0.013	2,750	213,100	0.013	2,780	46,300	0.011	510
Phoenix Stockpiles(4)	100%	—	—	—	—	—	—	—	—	—	2,300	0.043	100
Buffalo Valley	70%	—	—	—	15,500	0.019	290	15,500	0.019	290	400	0.011	—
Total Phoenix, Nevada		2,300	0.013	30	226,300	0.013	3,040	228,600	0.013	3,070	49,000	0.012	610
Twin Creeks	100%	1,700	0.076	130	33,900	0.059	1,970	35,600	0.059	2,100	17,900	0.041	740
Twin Creeks Stockpiles(4)	100%	8,500	0.059	500	—	—	—	8,500	0.059	500	—	—	—
Sandman	100%	—	—	—	1,300	0.036	50	1,300	0.036	50	1,100	0.054	60
Turquoise Ridge(5)	25%	1,100	0.264	280	800	0.273	210	1,900	0.268	490	600	0.380	240
Total Twin Creeks, Nevada		11,300	0.081	910	36,000	0.062	2,230	47,300	0.066	3,140	19,600	0.053	1,040
Long Canyon, Nevada	100%	600	0.112	60	15,400	0.102	1,570	16,000	0.103	1,630	6,500	0.056	360
CC&V,Colorado	100%	39,100	0.015	590	30,100	0.014	400	69,200	0.014	990	19,000	0.012	230
TOTAL NORTH AMERICA		56,300	0.035	1,960	398,800	0.028	11,190	455,100	0.029	13,150	111,300	0.030	3,350
South America
Conga, Peru	54.05%	—	—	—	413,300	0.019	7,880	413,300	0.019	7,880	137,400	0.011	1,550
Yanacocha, Peru	54.05%	5,900	0.014	80	74,300	0.034	2,510	80,200	0.032	2,590	99,200	0.027	2,720
Merian, Suriname	75%	700	0.202	140	26,000	0.040	1,040	26,700	0.044	1,180	34,100	0.040	1,380
TOTAL SOUTH AMERICA		6,600	0.034	220	513,600	0.022	11,430	520,200	0.022	11,650	270,700	0.021	5,650
Australia
Boddington, Western Australia	100%	82,400	0.015	1,260	219,200	0.016	3,500	301,600	0.016	4,760	7,400	0.015	110
Tanami, Northern Territory	100%	500	0.098	50	4,300	0.153	660	4,800	0.148	710	5,000	0.158	790
Kalgoorlie, Western Australia	50%	3,500	0.028	100	13,300	0.035	470	16,800	0.034	570	1,300	0.072	110
TOTAL AUSTRALIA		86,400	0.016	1,410	236,800	0.020	4,630	323,200	0.019	6,040	13,700	0.073	1,010
Africa
Ahafo	100%	900	0.016	10	34,400	0.034	1,160	35,300	0.033	1,170	17,000	0.045	760
Ahafo Underground	100%	—	—	—	11,400	0.132	1,500	11,400	0.132	1,500	12,600	0.125	1,580
Total Ahafo South, Ghana		900	0.011	10	45,800	0.058	2,660	46,700	0.057	2,670	29,600	0.079	2,340
Ahafo North, Ghana	100%	2,400	0.033	90	8,300	0.052	440	10,700	0.048	530	8,300	0.052	440
Akyem Open Pits	100%	—	—	—	3,100	0.015	50	3,100	0.015	50	—	—	—
Akyem Underground	100%	—	—	—	1,300	0.137	180	1,300	0.137	180	9,000	0.129	1,170
Total Akyem, Ghana		—	—	—	4,400	0.052	230	4,400	0.052	230	9,000	0.130	1,170
TOTAL AFRICA		3,300	0.028	100	58,500	0.057	3,330	61,800	0.055	3,430	46,900	0.084	3,950
TOTAL NEWMONT WORLDWIDE		152,600	0.024	3,690	1,207,700	0.025	30,580	1,360,300	0.025	34,270	442,600	0.032	13,960

(1)	Resources are reported exclusive of reserves.
(2)	Resources are calculated at a gold price of $1,400 or A$1,750 per ounce for 2016 and 2017. Tonnage amounts have been rounded to the nearest 100,000. Ounces may not recalculate as they have been rounded to the nearest 10,000.
(3)	Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s 10-K filing.
(4)	Stockpiles are comprised primarily of mineralized material that has been set aside during mining activities. Stockpiles can increase or decrease depending on changes in metal prices and other mining and processing cost and recovery factors. Stockpile reserves are reported separately where tonnage exceeds 100,000 and is greater than 5% of the total site-reported resources.
(5)	Resource estimates provided by Barrick as of February 5th 2018, the operator of the Turquoise Ridge Joint Venture.

Attributable Gold Mineral Resources(1)(2) — December 31, 2017, Metric units
		Gold Measured Resource			Gold Indicated Resource			Gold Measured + Indicated Resource(3)			Gold Inferred Resource
	Newmont	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au
Deposits/Districts	Share	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Carlin Trend Open Pit	100%	2,000	3.30	210	80,800	1.36	3,530	82,800	1.40	3,740	13,100	0.94	400
Carlin Trend Underground	100%	700	6.82	160	1,800	7.53	420	2,500	7.33	580	2,300	9.45	710
Total Carlin, Nevada		2,700	4.26	370	82,600	1.49	3,950	85,300	1.58	4,320	15,400	2.24	1,110
Phoenix	100%	2,100	0.37	30	191,300	0.45	2,750	193,400	0.45	2,780	42,000	0.38	510
Phoenix Stockpiles(4)	100%	—	—	—	—	—	—	—	—	—	2,100	1.48	100
Buffalo Valley	70%	—	—	—	14,100	0.65	290	14,100	0.65	290	400	0.38	—
Total Phoenix, Nevada		2,100	0.44	30	205,400	0.46	3,040	207,500	0.46	3,070	44,500	0.43	610
Twin Creeks	100%	1,600	2.61	130	30,700	2.01	1,970	32,300	2.04	2,100	16,400	1.41	740
Twin Creeks Stockpiles(4)	100%	7,700	2.01	500	—	—	—	7,700	2.01	500	—	—	—
Sandman	100%	—	—	—	1,200	1.23	50	1,200	1.23	50	1,100	1.85	60
Turquoise Ridge(5)	25%	900	9.04	280	700	9.37	210	1,600	9.18	490	600	13.03	240
Total Twin Creeks, Nevada		10,200	2.77	910	32,600	2.13	2,230	42,800	2.28	3,140	18,100	1.79	1,040
Long Canyon, Nevada	100%	500	3.84	60	14,000	3.50	1,570	14,500	3.52	1,630	5,900	1.93	360
CC&V,Colorado	100%	35,500	0.52	590	27,400	0.47	400	62,900	0.50	990	17,200	0.41	230
TOTAL NORTH AMERICA		51,000	1.19	1,960	362,000	0.96	11,190	413,000	0.99	13,150	101,100	1.03	3,350
South America
Conga, Peru	54.05%	—	—	—	375,000	0.65	7,880	375,000	0.65	7,880	124,600	0.39	1,550
Yanacocha, Peru	54.05%	5,400	0.47	80	67,200	1.16	2,510	72,600	1.11	2,590	90,000	0.94	2,720
Merian, Suriname	75%	600	6.92	140	23,500	1.36	1,040	24,100	1.51	1,180	30,900	1.38	1,380
TOTAL SOUTH AMERICA		6,000	1.17	220	465,700	0.76	11,430	471,700	0.77	11,650	245,500	0.72	5,650
Australia
Boddington, Western Australia	100%	74,700	0.52	1,260	198,800	0.55	3,500	273,500	0.54	4,760	6,600	0.50	110
Tanami, Northern Territory	100%	400	3.37	50	4,000	5.26	660	4,400	5.07	710	4,600	5.42	790
Kalgoorlie, Western Australia	50%	3,100	0.96	100	12,200	1.21	470	15,300	1.16	570	1,300	2.48	110
TOTAL AUSTRALIA		78,200	0.56	1,410	215,000	0.67	4,630	293,200	0.64	6,040	12,500	2.50	1,010
Africa
Ahafo	100%	800	0.53	10	31,200	1.16	1,160	32,000	1.14	1,170	15,400	1.55	760
Ahafo Underground	100%	—	—	—	10,300	4.51	1,500	10,300	4.51	1,500	11,500	4.29	1,580
Total Ahafo South, Ghana		800	0.53	10	41,500	1.99	2,660	42,300	1.96	2,670	26,900	2.71	2,340
Ahafo North, Ghana	100%	2,200	1.13	90	7,400	1.80	440	9,600	1.65	530	7,500	1.79	440
Akyem Open Pits	100%	—	—	—	2,800	0.53	50	2,800	0.53	50	—	—	—
Akyem Underground	100%	—	—	—	1,200	4.71	180	1,200	4.71	180	8,200	4.44	1,170
Akyem, Ghana		—	—	—	4,000	1.79	230	4,000	1.79	230	8,200	4.44	1,170
TOTAL AFRICA		3,000	0.97	100	52,900	1.95	3,330	55,900	1.90	3,430	42,600	2.88	3,950
TOTAL NEWMONT WORLDWIDE		138,200	0.83	3,690	1,095,600	0.87	30,580	1,233,800	0.86	34,270	401,700	1.08	13,960

See Footnotes in Gold Resources U.S. units table.

Attributable Copper Reserves(1), U.S. Units
		December 31, 2017										December 31, 2016
		Proven Reserves			Probable Reserves			Proven + Probable Reserves				Proven + Probable Reserve
	Newmont	Tonnage(2)	Grade	Copper(3)	Tonnage(2)	Grade	Copper(3)	Tonnage(2)	Grade	Copper(3)	Metallurgical	Tonnage(2)	Grade	Copper(3)
Deposits/Districts	Share	(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)	Recovery(3)	(x1000 tons)	(Cu%)	(million pounds)
North America
Phoenix, Nevada(4)	100%	56,300	0.21%	240	338,400	0.16%	1,090	394,700	0.17%	1,330	60%	395,500	0.16%	1,260
TOTAL NORTH AMERICA		56,300	0.21%	240	338,400	0.16%	1,090	394,700	0.17%	1,330	60%	395,500	0.16%	1,260
Australia
Boddington Open Pit, Western Australia(5)	100%	268,800	0.10%	520	277,700	0.11%	640	546,500	0.11%	1,160	79%	467,600	0.11%	1,060
Boddington Stockpiles, Western Australia(6)	100%	15,400	0.09%	30	89,100	0.08%	150	104,500	0.09%	180	73%	99,600	0.09%	170
TOTAL AUSTRALIA		284,200	0.10%	550	366,800	0.11%	790	651,000	0.10%	1,340	78%	567,200	0.11%	1,230
TOTAL NEWMONT WORLDWIDE		340,500	0.12%	790	705,200	0.13%	1,880	1,045,700	0.13%	2,670	69%	962,700	0.13%	2,490

(1)	See footnote (1) to the Gold Reserves table above. Copper reserves for 2017 and 2016 were calculated at a copper price of $2.50 or A$3.35 per pound.
(2)	See footnote (2) to the Gold Reserves table above. Tonnages are rounded to nearest 100,000.
(3)	See footnote (3) to the Gold Reserves table above. Pounds may not recalculate as they are rounded to the nearest 10 million.
(4)	Copper cut-off grade varies with level of gold and silver credits.
(5)	Copper cut-off grade varies with level of gold credits.
(6)

Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpiles are reported separately where pounds exceed 100 million and are greater than 5% of the total site reported reserves.

Attributable Copper Reserves(1), Metric Units
		December 31, 2017										December 31, 2016
		Proven Reserves			Probable Reserves			Proven + Probable Reserves				Proven + Probable Reserve
	Newmont	Tonnage(2)	Grade	Copper(3)	Tonnage(2)	Grade	Copper(3)	Tonnage(2)	Grade	Copper(3)	Metallurgical	Tonnage(2)	Grade	Copper(3)
Deposits/Districts	Share	(x1000 tonnes)	(Cu%)	(Tonnes)	(x1000 tonnes)	(Cu%)	(Tonnes)	(x1000 tonnes)	(Cu%)	(Tonnes)	Recovery	(x1000 tonnes)	(Cu%)	(Tonnes)
North America
Phoenix, Nevada	100%	51,100	0.21%	100,000	306,900	0.16%	500,000	358,000	0.17%	600,000	60%	358,700	0.16%	572,460
TOTAL NORTH AMERICA		51,100	0.21%	100,000	306,900	0.16%	500,000	358,000	0.17%	600,000	60%	358,700	0.16%	572,460
Australia
Boddington Open Pit, Western Australia	100%	243,900	0.10%	240,000	252,000	0.11%	290,000	495,900	0.11%	530,000	79%	424,200	0.11%	480,430
Boddington Stockpiles, Western Australia(6)	100%	14,000	0.09%	10,000	80,900	0.08%	70,000	94,900	0.09%	80,000	73%	90,400	0.09%	77,180
TOTAL AUSTRALIA		257,900	0.10%	250,000	332,900	0.11%	360,000	590,800	0.10%	610,000	78%	514,600	0.11%	557,610
TOTAL NEWMONT WORLDWIDE		309,000	0.12%	350,000	639,800	0.13%	860,000	948,800	0.13%	1,210,000	69%	873,300	0.13%	1,130,070

See Footnotes under Copper Reserves U.S. units table.

Attributable Copper Mineral Resources(1)(2), U.S. Units
		December 31, 2017
		Measured Resources			Indicated Resources			Measured + Indicated Resources			Inferred Resources
	Newmont	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper
Deposits/Districts	Share	(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)
North America
Phoenix, Nevada	100%	16,300	0.15%	50	272,900	0.12%	680	289,200	0.13%	730	68,500	0.14%	190
TOTAL NORTH AMERICA		16,300	0.15%	50	272,900	0.12%	680	289,200	0.13%	730	68,500	0.14%	190
South America
Conga, Peru	54.05%	—	0.00%	—	413,300	0.26%	2,150	413,300	0.26%	2,150	137,400	0.19%	510
Yanacocha, Peru	54.05%	—	0.00%	—	61,300	0.64%	780	61,300	0.64%	780	3,000	0.35%	30
TOTAL SOUTH AMERICA		—	0.00%	—	474,600	0.31%	2,930	474,600	0.31%	2,930	140,400	0.19%	540
Australia
Boddington, Western Australia	100%	82,400	0.11%	170	219,200	0.12%	520	301,600	0.11%	690	7,400	0.10%	10
TOTAL AUSTRALIA		82,400	0.11%	170	219,200	0.12%	520	301,600	0.11%	690	7,400	0.10%	10
TOTAL NEWMONT WORLDWIDE		98,700	0.11%	220	966,700	0.21%	4,130	1,065,400	0.20%	4,350	216,300	0.17%	740

(1)	Resources are reported exclusive of reserves. Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s Form 10-K filing.
(2)	Resources are calculated at a copper price of $3.25 or A$4.00 per pound for 2017 and at a copper price of $3.00 or A$3.75 per pound for 2016 unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000. Pounds may not recalculate as they have been rounded to the nearest 10 million.

Attributable Copper Mineral Resources(1)(2), Metric Units
		December 31, 2017
		Measured Resources			Indicated Resources			Measured + Indicated Resources			Inferred Resources
	Newmont	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper
Deposits/Districts	Share	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)
North America
Phoenix, Nevada	100%	14,800	0.15%	20,000	247,500	0.12%	310,000	262,300	0.13%	330,000	62,200	0.14%	80,000
TOTAL NORTH AMERICA		14,800	0.15%	20,000	247,500	0.12%	310,000	262,300	0.13%	330,000	62,200	0.14%	80,000
South America
Conga, Peru	54.05%	—	0.00%	—	375,000	0.26%	980,000	375,000	0.26%	980,000	124,600	0.19%	240,000
Yanacocha, Peru	54.05%	—	0.00%	—	55,600	0.64%	350,000	55,600	0.64%	350,000	2,700	0.35%	10,000
TOTAL SOUTH AMERICA		—	0.00%	—	430,600	0.31%	1,330,000	430,600	0.31%	1,330,000	127,300	0.19%	250,000
Australia
Boddington, Western Australia	100%	74,700	0.11%	80,000	198,800	0.12%	240,000	273,500	0.11%	320,000	6,600	0.10%	—
TOTAL AUSTRALIA		74,700	0.11%	80,000	198,800	0.12%	240,000	273,500	0.11%	320,000	6,600	0.10%	—
TOTAL NEWMONT WORLDWIDE		89,500	0.11%	100,000	876,900	0.21%	1,880,000	966,400	0.20%	1,980,000	196,100	0.17%	330,000

See Footnotes under Copper Resources U.S. units table.

Attributable Proven, Probable, and Combined Silver Reserves(1), U.S. Units
		December 31, 2017										December 31, 2016
		Proven Reserves			Probable Reserves			Proven and Probable Reserves				Proven and Probable Reserves
	Newmont	Tonnage(2)	Grade	Silver(3)	Tonnage(2)	Grade	Silver(3)	Tonnage(2)	Grade	Silver(3)	Metallurgical	Tonnage(2)	Grade	Silver(3)
Deposits/Districts by Reporting Unit	Share	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	Recovery(3)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Phoenix, Nevada	100%	6,200	0.32	1,960	243,700	0.24	58,920	249,900	0.24	60,880	38%	256,600	0.24	60,910
TOTAL NORTH AMERICA		6,200	0.32	1,960	243,700	0.24	58,920	249,900	0.24	60,880	38%	256,600	0.24	60,910
South America
Yanacocha Open Pits	54.05%	12,500	0.23	2,860	24,100	0.20	4,730	36,600	0.21	7,590	12%	46,900	0.21	10,030
Yanacocha Leach Pad(4)	54.05%	—	-	-	55,000	0.25	13,570	55,000	0.25	13,570	6%	50,500	0.25	12,390
Yanacocha Stockpiles(5)	54.05%	5,100	1.13	5,840	—	—	—	5,100	1.13	5,840	6%	5,500	1.10	5,990
TOTAL SOUTH AMERICA(6)		17,600	0.49	8,700	79,100	0.23	18,300	96,700	0.28	27,000	8%	102,900	0.28	28,410
TOTAL NEWMONT WORLDWIDE		23,800	0.45	10,660	322,800	0.24	77,220	346,600	0.25	87,880	24%	359,500	0.25	89,320

(1)	See footnote (1) to the Gold Reserves table above. Silver reserves for 2017 were calculated at a silver price of $16. Silver reserves for 2016 were calculated at a silver price of $17.
(2)	See footnote (2) to the Gold Reserves table above. Tonnages are rounded to nearest 100,000.
(3)	See footnote (3) to the Gold Reserves table above.
(4)	Leach Pad material is the material on leach pads at the end of the year from which silver remains to be recovered. In-process material reserves are reported separately where tonnage or ounces are greater than 5% of the total site-reported reserves and ounces are greater than 100,000.
(5)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpile reserves are reported separately where ounces exceed 100,000 and are greater than 5% of the total site-reported reserves.
(6)	See footnote (22) to the Gold Reserves table above.

Attributable Proven, Probable, and Combined Silver Reserves(1), Metric Units
		December 31, 2017										December 31, 2016
		Proven Reserves			Probable Reserves			Proven and Probable Reserves				Proven and Probable Reserves
	Newmont	Tonnage(2)	Grade	Silver(3)	Tonnage(2)	Grade	Silver(3)	Tonnage(2)	Grade	Silver(3)	Metallurgical	Tonnage(2)	Grade	Silver(3)
Deposits/Districts by Reporting Unit	Share	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	Recovery(3)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Phoenix, Nevada	100%	5,600	10.9	1,960	221,000	8.3	58,920	226,600	8.4	60,880	38%	232,800	8.1	60,910
TOTAL NORTH AMERICA		5,600	10.9	1,960	221,000	8.3	58,920	226,600	8.4	60,880	38%	232,800	8.1	60,910
South America
Yanacocha Open Pits, Peru	54.05%	11,200	7.9	2,860	21,800	6.8	4,730	33,000	7.1	7,590	12%	42,500	7.3	10,030
Yanacocha Leach Pad, Peru(4)	54.05%	—	—	—	49,800	8.5	13,570	49,800	8.5	13,570	6%	45,800	8.4	12,390
Yanacocha Stockpiles, Peru(5)	54.05%	4,700	38.9	5,840	—	—	—	4,700	38.9	5,840	6%	5,000	37.6	5,990
TOTAL SOUTH AMERICA(6)		15,900	16.9	8,700	71,600	8.0	18,300	87,500	9.6	27,000	8%	93,300	9.5	28,410
TOTAL NEWMONT WORLDWIDE		21,500	15.4	10,660	292,600	8.2	77,220	314,100	8.7	87,880	24%	326,100	8.5	89,320

See Footnotes under Silver Reserves U.S. units table.

Attributable Silver Mineral Resources(1)(2), U.S. Units
		December 31, 2017
		Measured Resources			Indicated Resources			Measured + Indicated Resources			Inferred Resources
	Newmont	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag
Deposits/Districts	Share	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Sandman, Nevada	100%	—	—	—	1,300	0.20	260	1,300	0.20	260	1,100	0.12	140
Phoenix, Nevada	100%	2,300	0.28	650	210,800	0.21	43,720	213,100	0.21	44,370	48,600	0.21	10,460
TOTAL NORTH AMERICA		2,300	0.28	650	212,100	0.21	43,980	214,400	0.21	44,630	49,700	0.21	10,600
South America
Conga, Peru	54.05%	—	—	—	413,300	0.06	24,810	413,300	0.06	24,810	104,300	0.03	3,420
Yanacocha, Peru	54.05%	5,800	0.14	810	71,300	0.55	38,980	77,100	0.52	39,790	4,500	0.22	1,030
TOTAL SOUTH AMERICA		5,800	0.14	810	484,600	0.13	63,790	490,400	0.13	64,600	108,800	0.04	4,450
TOTAL NEWMONT WORLDWIDE		8,100	0.18	1,460	696,700	0.15	107,770	704,800	0.15	109,230	158,500	0.09	15,050

(1)	Resources are reported exclusive of reserves. Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s Form 10-K filing.
(2)	Resource for 2017 and 2016 was calculated at a silver price of $20 per ounce. Tonnage amounts have been rounded to the nearest 100,000.

Attributable Silver Mineral Resources(1)(2), Metric Units
		December 31, 2017
		Measured Resources			Indicated Resources			Measured + Indicated Resources			Inferred Resources
	Newmont	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag
Deposits/Districts	Share	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Sandman, Nevada	100%	—	—	—	1,200	6.8	260	1,200	6.8	260	1,100	4.1	140
Phoenix, Nevada	100%	2,100	9.6	650	191,300	7.1	43,720	193,400	7.1	44,370	44,100	7.4	10,460
TOTAL NORTH AMERICA		2,100	9.6	650	192,500	7.1	43,980	194,600	7.1	44,630	45,200	7.3	10,600
South America
Conga, Peru	54.05%	—	—	—	375,000	2.1	24,810	375,000	2.1	24,810	94,600	1.1	3,420
Yanacocha, Peru	54.05%	5,300	4.8	810	64,600	18.8	38,980	69,900	17.7	39,790	4,200	7.7	1,030
TOTAL SOUTH AMERICA		5,300	4.8	810	439,600	4.5	63,790	444,900	4.5	64,600	98,800	1.4	4,450
TOTAL NEWMONT WORLDWIDE		7,400	6.2	1,460	632,100	5.3	107,770	639,500	5.3	109,230	144,000	3.3	15,050

See Footnotes under Silver Resources U.S. units table.

Cautionary Statement regarding Reserves and Resources:

The “reserves” disclosed in this release have been prepared in compliance with Industry Guide 7 published by the SEC. As used in this news release, the term “reserve” means that part of a mineral deposit that can be economically and legally extracted or produced at the time of the reserve determination. The term “economically,” as used in this definition, means that profitable extraction or production has been established or analytically demonstrated in a feasibility study to be viable and justifiable under reasonable investment and market assumptions. The term “legally,” as used in this definition, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, Newmont must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with Newmont’s current mine plans. Reserves in this news release are aggregated from the proven and probable classes.

The term “proven reserves” used in the tables of this news release means reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes; (b) grade and/or quality are computed from the results of detailed sampling; and (c) the sites for inspection, sampling and measurements are spaced so closely and the geologic character is sufficiently defined that size, shape, depth and mineral content of reserves are well established. The term “probable reserves” means reserves for which quantity and grade are computed from information similar to that used for proven reserves, but the sites for sampling are farther apart or are otherwise less closely spaced. The degree of assurance, although lower than that for proven reserves, is high enough to assume continuity between points of observation. Newmont classifies all reserves as Probable on its development projects until a year of production has confirmed all assumptions made in the reserve estimates. Proven and probable reserves include gold, copper or silver attributable to Newmont’s ownership or economic interest. Proven and probable reserves were calculated using cut-off grades. The term “cut-off grade” means the lowest grade of mineralized material considered economic to process. Cut-off grades vary between deposits depending upon prevailing economic conditions, mineability of the deposit, by-products, amenability of the ore to gold, copper or silver extraction and type of milling or leaching facilities available.

Notice for U.S. Investors:

The terms “resources” and “Measured, Indicated and Inferred resources” are used in this news release. Investors are advised that the SEC does not recognize these terms and resources have not been prepared in accordance with Industry Guide 7. Newmont has determined that such “resources” would be substantively the same as those prepared using the Guidelines established by the Society of Mining, Metallurgy and Exploration (SME) and defined as “Mineral Resource.” Estimates of resources are subject to further exploration and development, are subject to additional risks, and no assurance can be given that they will eventually convert to future reserves. Inferred Resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Investors are cautioned not to assume that any part or all of the Inferred Resource exists, or is economically or legally mineable. Also, disclosure of contained ounces is permitted under the SME Guideline and other regulatory guidelines, such as Canada’s NI 43-101 and Australia’s JORC. However, the SEC generally requires mineral resource information in SEC-filed documents to be reported only as in-place tonnage and grade. Investors are reminded that even if significant mineralization is discovered and converted to reserves, during the time necessary to ultimately move such mineralization to production the economic feasibility of production may change. See the Company’s Annual Report for the “Proven and Probable Reserve” and “Mineralized Material” tables prepared in compliance with the SEC’s Industry Guide 7, available at www.newmont.com and on www.sec.gov. Investors are reminded that the tables presented in the Annual Report are estimates as of December 31, 2017 and were presented on an attributable basis reflecting the Company’s ownership interest at such time.

Cautionary Statement Regarding Forward-Looking Statements:

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements may include, without limitation, estimates and expectations of future exploration expenditures and activities. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by the “forward-looking statements”. For a discussion of such risks relating to our business and other factors, see the Company’s Form 10-K, filed on February 22, 2018, with the Securities and Exchange Commission under the headings “Risk Factors” and “Forward-Looking Statements.” The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors' own risk.

CONTACT:
Newmont Mining Corporation
Investor Contact
Jessica Largent
303.837.5484
jessica.largent@newmont.com
or
Media Contact
Omar Jabara
303.837.5114
omar.jabara@newmont.com